UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2020

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On April 30, 2020, the Company issued a press release announcing its financial results for the quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, is being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 and Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
Set forth below are descriptions of the matters voted on at the Company’s 2020 Annual Meeting of Stockholders (the "Annual Meeting"), held today, Thursday, April 30, 2020, and the final results of such voting:
Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement relating as to the Annual Meeting, as filed with the Securities and Exchange Commission on March 10, 2020 (the "Proxy Statement"), were elected as Class II directors to serve until the Company's 2023 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain	Broker Non-Votes
Michael Freno	38,027,143	792,861	209,599	—
John A. Switzer	29,967,332	8,848,807	213,465	—
Proposal 2 - Approval to Sell Shares of Common Stock Below Net Asset Value
Stockholders approved a proposal to authorize the Company, pursuant to subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the twelve months following such authorization) at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of the Company’s then-outstanding common stock immediately prior to each such offering), based on the following votes:

All stockholders:

For	Against	Abstain	Broker Non-Votes
34,787,385	3,871,101	371,112	—
This proposal was also approved by the Company's non-affiliated stockholders by a vote of 15,712,184 shares for, and 3,871,101 shares against, with 371,112 shares abstaining and no broker non-votes. The number of votes cast in favor of this proposal represents both (1) a majority of the outstanding shares of the Company’s common stock; and (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

Item 7.01.    Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this Current Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 30, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: April 30, 2020	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer